SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 3, 2003

                                HUMBOLDT BANCORP
             (Exact name of registrant as specified in its charter)

            California                  0-27784              93-1175446
  (State or other jurisdiction of     (Commission          (I.R.S. Employer
   incorporation or organization)      File Number)         Identification No.)


                        2998 Douglas Boulevard, Suite 330
                               Roseville, CA 95661
                                  916.783.2812
          (Address and telephone number of principal executive offices)


Item 5.  Other

The purpose of this current report on Form 8-K is to announce that Humboldt Bancorp ("Humboldt") has entered into a definitive agreement with First National Bank of Arizona and Humboldt Merchant Services, LP for the sale of certain assets related to its Proprietary Merchant Bankcard Operations. A copy of the press release announcing the definitive agreement is included herewith as an Exhibit to this report.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

                  99.1     Press release dated February 3, 2003.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 3, 2003                    HUMBOLDT BANCORP,
                                            a California Corporation


                                            /s/ Patrick J. Rusnak
                                            --------------------------
                                            Patrick J. Rusnak
                                            Chief Financial Officer